Select Series 1999

Capital Appreciation
Quantitative

Defined Asset Funds[SM]

Standard & Poor's Industry Turnaround Portfolio

A New Direction For Industry Investing

[logo]Merrill Lynch

STANDARD AND POOR'S INDUSTRY TURNAROUND PORTFOLIO

Some of the best investments may be found in industries no one else wants to buy. The challenge is to find an industry as it turns the corner of recovery .
 . . and once you've found it, begin searching for promising stocks. Defined Asset FundsSM offers you a convenient way to invest in a portfolio that puts this contrarian approach into action . . .

Standard & Poor's Industry Turnaround Portfolio

Past Performance of Prior Industry Turnaround Portfolios

Past performance is no guarantee of future results.

Series from Inception Through 9/30/99

Inception         Series   Cumulative Return
11/21/97          1         7.32%
4/3/98            2        -24.94
9/16/98           3         -0.79

The chart above shows the cumulative total return (not average) which represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.


Teaching an Old "Dog" a New Trick

The well-known "Dog" investment strategies seek out undervalued stocks of major indices, buy them and then hold them for a set period of time. The Select


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Industry Turnaround Portfolio applies a similar contrarian strategy. Instead of seeking out undervalued "Dog" stocks, the Select Industry Turnaround Strategy looks for out-of-favor industries, potentially ready for a comeback. It then goes on to identify promising stocks from within these industry groups.

The Power of the Turnaround Strategy

Since the Industry Turnaround Portfolio is based on our back-testing of the Turnaround Strategy, we looked at what could have been earned with a hypothetical investment using the Strategy. The figures below illustrate how well the Strategy could have performed over two-year rolling periods, as compared to the S&P 500 Index.(1) While the Strategy would have underperformed the Index in 11 of the 26 periods, these figures show the potential of following Industry Turnaround Strategy. Of course, hypothetical past performance is no guarantee of future results of any Portfolio.

Hypothetical Past Performance of the Strategy (not any Portfolio)

Strategy (net of sales charges and expenses)
S&P 500 Index

[A bar graph compares the cumulative annual performance from 1973 through 1997
(1) of the Strategy (ochre) and the S&P 500 Index (blue). An ochre box in the upper left quadrant indicates the components of the Strategy performance section of the chart ("net of sales charges and expenses"). The horizontal (X) axis compares the cumulative annual performance by year, from 1973 through 1997. The vertical (Y) axis reflects the percentage value, ranging from -40% to 160%, of each index from 1973 through 1997.]

The table and chart above compare the hypothetical performance of the Turnaround Strategy (not any Portfolio) with the performance of the S&P 500. Returns shown represent price changes plus dividends received and do not reflect commissions or taxes. Only the Strategy figures reflect the deduction of Portfolio sales charges (4.50% for the first 2 two-year periods, 3.50% for each subsequent two-year period) and estimated expenses. Portfolio performance will differ from the Strategy because of commissions, Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times, and stocks may not be weighted equally.


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(1)"Standard & Poor's" and "S&P 500" are trademarks of The McGraw-Hill
Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
(2) 1/1/98 through 9/30/99.


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Total Returns for Two-Year Periods
Strategy Returns are net of sales charges and expenses.
Periods
1/1-12/31        Strategy          S&P 500 Index
1973-74          -23.74%           -36.01%
1974-75           27.30             -0.08
1975-76           150.45            68.00
1976-77           31.95             15.10
1977-78           -15.07            -1.50
1978-79           54.00             24.77
1979-80           56.20             53.53
1980-81           55.16             25.37
1981-82           21.03             13.53
1982-83           45.38             45.97
1983-84          -12.32             29.30
1984-85           14.08             37.45
1985-86           50.39             54.47
1986-87           21.60             25.02
1987-88           25.41             22.32
1988-89           58.02             51.44
1989-90           0.26              27.23
1990-91           26.82             24.89
1991-92           74.01             39.38
1992-93           38.82             17.81
1993-94           -4.31             11.31
1994-95           55.32             37.82
1995-96           79.98             67.52
1996-97           53.55             62.49
1997-98           41.17             70.23
1998-99(2)        14.22             35.15


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A Dual Screening Process

Industry Direction
Turnaround Industries

Analyze approximately 100 industries of the S&P 500 Index, and target those industries that have underperformed the Index over the past 12 months. Select those industries that have been broken above their nine-month average of relative annual returns. We believe these industries may have the momentum to turn around.

The Contrarian Advantage

Rank the remaining industries in order of their 12-month relative price performance, as compared to the S&P 500. The five industries with the weakest relative performance are then selected for the Select Series Standard & Poor's Industry Turnaround Portfolio.

Stock Selection
Rank for Quality

Within each of the five chosen industries, list all companies in order of their respective Standard & Poor's Quality Ranking.

Finding Large-Cap Quality Stocks

Select either the four companies with the highest Standard & Poor's Quality Rankings, or, if the industry has four or fewer stocks, select all the stocks. In the event of a tie, the stock with the larger market capitalization is selected.

Stay with the Strategy

Like other portfolios in the Defined Asset Funds Select Series, the Industry Turnaround Portfolio employs a contrarian "buy and hold" philosophy. This means the Portfolio follows a disciplined investment strategy of choosing stocks from industries that are currently out of favor, then holds them for a set period of time--in this case, two years. At the end of that period, we may reapply the screening process to select a new Industry Turnaround Portfolio. You can roll your proceeds into new Portfolio, if available, or you can redeem your investment. Although the Industry Turnaround Portfolio is a two-year investment, we recommend you stay with this Strategy for at least four to six years for potentially more consistent results.


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A Defined Portfolio

Company                                      Symbol
Banks (Money Center)                         BAC

Bank of America Corporation

This holding company for Bank of America and NationsBank provides retail banking services, asset management, financial products, corporate finance, specialized finance, capital markets and financial services throughout the U.S.

Chase Manhattan Corporation                  CMB

This bank holding company conducts domestic and international financial services through various bank and non-bank subsidiaries. It provides corporate finance, wholesale banking and investment services.

First Union Corporation                      FTU

A multi-bank holding company operating in the eastern U.S., it provides a wide range of commercial and retail banking and trust services, as well as mortgage banking, credit card, leasing, and securities brokerage services.

J.P. Morgan & Company, Inc.                  JPM

Offering a variety of financial services to businesses, governments and individuals, this company provides advice, raises capital and trades financial instruments. It also manages investment assets for business enterprises, governments, financial institutions and private clients.

Beverages (Non-Alcoholic)

Coca-Cola Company                            KO

This company manufacturers, markets and distributes soft drink concentrates and syrups. It also distributes and markets juice and juice-drink products (under brand names such as Coca-Cola, Minute Maid and Sprite) to retailers and wholesalers in the U.S. and internationally.

Coca-Cola Enterprises, Inc.                  CCE

Operating in the U.S., Canada and portions of Europe, this company markets, produces and distributes products of the Coca-Cola Company. It provides non-


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alcoholic refreshments, including sparkling waters, juices, isotonics, teas and sodas, and distributes several other brands including Dr. Pepper.

PepsiCo., Inc.                               PEP

With soft drink, juice and snack food businesses worldwide, this company manufacturers, sells and distributes beverages such as Pepsi-Cola, Slice and Tropicana Pure Premium, as well as snack foods such as LAY'S potato chips, DORITOS tortilla chips and Rold Gold pretzels.

Chemicals (Diversified)

Engelhard Corporation                        EC

Engelhard develops, manufactures and markets technology-based performance products and engineered materials for a wide spectrum of industrial customers throughout the world. It also provides services to precious and base metals customers, as well as marketing energy-related services.

FMC Corporation(3)                           FMC

Operating more than 100 manufacturing facilities and mines around the world, this corporation produces chemicals and machinery for industry and agriculture. Its five business segments are: industrial chemicals, specialty chemicals, energy systems, food and transportation systems and agricultural products.

Monsanto Company                             MTC

This global life sciences company applies biological science to an integrated system of agriculture, food and human health. It manufactures and sells agricultural products, pharmaceuticals and food ingredients.

PPG Industries, Inc.                         PPG

PPG supplies products for the manufacturing, construction, automotive, chemical processing and other industries worldwide. This company makes protective and decorative coatings, flat glass, fabricated glass products, continuous-strand fiberglass products and industrial and specialty chemicals.

Lodging-Hotels

Carnival Corporation                         CCL


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This company's cruise lines operate under the following names: Carnival Cruise
Lines, Holland America Line, Windstar Cruises, Cunard Line, Seabourn Cruise Line, Costa Crociere S.p.A. and Airtours' Sun Cruises. It also holds interests in several tour companies.

Hilton Hotels Corporation                    HLT

With properties located in the U.S., Canada and Mexico, this company owns, manages and franchises hotels under the Hilton, Hilton Garden Inn, and Hilton Suites names.

Marriott International, Inc. (Class A)       MAR

This world-wide operator and franchisor of hotels and senior living communities is also a provider of food distribution services. The company franchises lodging facilities and vacation timesharing resorts under various brand names.

Oil & Gas (Refining & Marketing)

Ashland, Inc.                                ASH

Ashland conducts operations in specialty chemical production, chemicals and plastics distribution, motor oil and car care products and highway construction. Its consumer products include Valvoline motor oils, Zerek antifreeze, Eagle One automotive appearance products and Pyroil automotive chemicals.

Sunoco, Inc.                                 SUN

In addition to refining and marketing petroleum, this company also transports crude oil and refined products. The company's petroleum products include fuels, lubricants, and petrochemicals. Its operations are conducted principally in the eastern half of the U.S.

Tosco Corporation                            TOS

Tosco refines and markets petroleum products in the U.S., operating primarily on the East and West Coasts. Its refineries process crude oil, feedstocks and blendstocks into various petroleum products. The company also undertakes related commercial activities throughout the U.S. and internationally.

(3)This security currently does not pay a dividend.


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[logo]
Defined Asset Funds[SM]
Buy With Knowledge - Hold with Confidence

EQUITY INVESTOR FUNDS

Other Select Series

Select Ten Portfolio (DJIA)
United Kingdom Portfolio
(Financial Times Index)
Institutional Holdings Portfolio
Multinational Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select S&P Industrial Portfolio
Select Standard & Poor's Intrinsic Value Portfolio

Concept Series
Baby Boom Economy Portfolios
Energy Portfolio[SM]
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Premier American Portfolio
Premier World Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

Index Series
S&P 500 Trust
S&P MidCap Trust

FIXED-INCOME FUNDS

Corporate Funds
Government Funds
Municipal Funds

Defined Asset Funds--
Our Philosophy


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At Defined Asset Funds, we are ever mindful that behind every investment dollar lies something infinitely more important--your investment goal. This is why we offer a full range of defined investments designed to meet a variety of objectives.

We are committed to providing our investors with some of today's most attractive equity and fixed-income investments, within the convenient "buy and hold" structure of a unit investment trust. For income, for growth or for total return, we believe that time in the market can be effective strategy for growing your portfolio.

At Defined Asset Funds, we set the foundation for all of our portfolios in this way, because we too have an important goal in mind--yours.

Select Today!

You can get started with the Select Standard & Poor's Industry Turnaround Portfolio for about $250. Call your financial professional for a free prospectus containing more complete information, including sale charges, expenses and risks. Please read it carefully before you invest or send money.

Defining Your Risks

Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

o The Portfolio is designed for investors who can assume the risks associated with equity investments, and with an investment in stocks from industries that are currently depressed. It may not be appropriate for investors seeking capital preservation or high current income.

o There can be no assurance that the prices of these stocks (and therefore the Portfolio price) will increase or not decline further, during the Portfolio's two-year life. The Strategy may underperform the related index when Portfolio stocks are chosen for characteristics at odds with those of the stocks driving the market at a given time.

o The value of your investment will fluctuate with the value of the underlying stocks, and the price you receive when you sell may be more or less than your cost. Stock prices can be volatile.

Tax Reporting


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Generally, dividends and any gains will be subject to tax each year, whether or not reinvested. Capital gains, if any, on assets held over a year will be taxed up to the maximum federal tax rate of 20% for non-corporate taxpayers. However, on rollovers to future Portfolios, if available, investors will defer recognition of gains and losses on stocks that are transferred to the new Portfolio. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs

You will pay an initial sales charge of approximately 1% the first time you buy. In addition, you'll pay a deferred sales charge of seven monthly payments of $2.50 per 1,000 units, deducted from the Portfolio's net asset value in each year of the Portfolio's two-year life.

                                  As a % of           Amount per 1,000 Units
                            Public Offering Price
Initial Sales Charge                1.00%                   $10.00
Deferred Sales Charge Year 1        1.75%                   $17.50
Deferred Sales Charge Year 2        1.75%                   $17.50
                                    -----                   ------
Maximum Sales Charge                4.50%                   $45.00

Estimated Annual Operating Expenses
 (as a % of net assets)
                                   0.218%                    $2.16
Estimated Organization Costs                                 $2.84
If you sell your investment before the final deferred sales charge installment in either year, the remaining deferred sales charges for that year will be deducted, along with the estimated cost of selling Portfolio securities. If you roll over into a successor Portfolio, if available, the initial charge on that Portfolio will be waived.


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Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

Amount Purchased                    Total Two-Year Sales Charge
                                    as a % of Public Offering Price
Less than $50,000                   4.50%
$50,000 to $99,999                  4.25%
$100,000 to $249,999                3.75%
$250,000 to $999,999                3.50%
$1,000,000 or more                  2.75%

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

[logo]Printed on Recycled Paper

11373BR-12/99

[Copyright]1999 Merrill Lynch, Pierce, Fenner & Smith Incorporated.  Member
SIPC.


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